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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) November 6, 2001

         GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of November 1, 2001, providing for the issuance of GreenPoint Home Equity Loan Trust 2001-2, Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                333-62698                68-0397342
--------------------------------   ----------------        --------------------
(State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
Incorporation)                         Number)             Identification No.)

700 Larkspur Landing Circle                                       94939
Suite 240                                                        ------
Larkspur, California                                            (Zip Code)
----------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code    (415) 925-6106
                                                    ----------------




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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

         In connection with the offering of the Home Equity Loan Asset-Backed Securities, Series 2001-2, Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, of which GreenPoint Home Equity Loan Trust 2001-2 is the issuer, as described in a Prospectus Supplement to the Prospectus dated as of November 7, 2001, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.    Financial  Statements, Pro Forma Financial Information and Exhibits.

           (a)    Not applicable.

           (b)    Not applicable.

           (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENPOINT MORTGAGE
                                     SECURITIES INC.


                                   By: /s/ Nathan Hieter
                                       ---------------------------------------
                                       Name:  Nathan Hieter
                                       Title:  Assistant Vice President

Dated: November 7, 2001

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                                  Exhibit Index


Exhibit
------

99.1.    Related Computational Materials (as defined in Item 5 above).


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